EXHIBIT 99.1



                     Carlin, Charron & Rosen LLP Letterhead


             Report of Independent Registered Public Accounting Firm


To the Board of Directors and Stockholders of Gift Liquidators, Inc.

We have audited the accompanying statements of revenues and certain expenses of Eternal Enterprise, Inc. (the Company) for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform audits of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K/A of Gift Liquidators, Inc. and is not intended to be a complete presentation of Eternal Enterprise, Inc.'s revenues and expenses.

In our opinion, the statements of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses of Eternal Enterprise, Inc. for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ Carlin, Charron & Rosen LLP

Glastonbury, Connecticut
January 20, 2006

                            ETERNAL ENTERPRISE, INC.
                   Statement of Revenues and Certain Expenses
                 For the Years Ended December 31, 2004 and 2003
            and the Nine Months Ended September 30, 2005 (unaudited)

                                               Nine Months
                                                  Ended              Year Ended          Year Ended
                                               September 30,          December           December 31,
                                                  2005                31, 2004               2003
                                               ----------            ----------          ----------
                                               (unaudited)
Revenues:

Base rents                                      $1,245,677            $1,496,802          $1,492,015
Other income                                         8,739                13,964               7,269
                                                ----------            ----------          ----------
Total revenues                                   1,254,416             1,510,766           1,499,284

Certain expenses:

General property operating expenses                414,072               498,361             510,771
Real estate taxes                                  115,956               144,409             154,125
Management fees-related party                       46,657                60,736              59,421
                                                ----------            ----------          ----------
Total certain expenses                             576,685               703,506             724,317
                                                ----------            ----------          ----------
Revenues in excess of certain expenses          $  677,731            $  807,260          $  774,967
                                                ==========            ==========          ==========

See accompanying notes

                            ETERNAL ENTERPRISE, INC.
              Notes to Statements of Revenues and Certain Expenses
                 For the Years Ended December 31, 2004 and 2003
            and the Nine Months Ended September 30, 2005 (unaudited)

1. Organization and Basis of Presentation

Presented herein are the statements of revenues and certain expenses for the years ended December 31, 2004 and 2003 related to the operation of Eternal Enterprise, Inc, an owner of eight residential apartment properties (each a "Property," and collectively, the "Properties"), located at 154-60A Collins Street, Hartford, CT; 21 Evergreen Avenue, Hartford, CT; 243 & 255 Laurel Street, Hartford, CT; 252 Laurel Street, Hartford CT; 270 Laurel Street, Hartford, CT; 360 Laurel Street, Hartford, CT; 117-141 S. Marshall Street, Hartford, CT; and 56 Webster Street, Hartford, CT.

In November 2005, Gift Liquidators, Inc. (the "Company") acquired Eternal Enterprise, Inc., and, as a result, the Properties, when Excellency Investment Realty Trust I, L.P., Excellency Investment Realty Trust II, L.P., Excellency Investment Realty Trust III, L.P., Excellency Investment Realty Trust IV, L.P., Excellency Investment Realty Trust V, L.P., Excellency Investment Realty Trust VI, L.P., Excellency Investment Realty Trust VII, L.P., and Excellency Investment Realty Trust VIII, L.P., each a wholly-owned subsidiary of the Company (collectively, the "Partnerships"), exchanged (a) limited partnership interests representing 20% of the total partnership interests of each of the Partnerships, and (b) promissory notes in the aggregate amount of approximately $2,600,0000, for 100% of the issued and outstanding capital stock of Eternal Enterprise, Inc., pursuant to Contribution Agreements between the Partnerships and the pre-acquisition shareholders of Eternal Enterprise, Inc.

The statements of revenues and certain operating expenses (the "Historical Summaries") have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. These Historical Summaries include the historical revenues and certain operating expenses of the Properties, exclusive of items which may not be comparable to the proposed future operations of the Properties. Items excluded consist of interest, depreciation, and amortization.

2. Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

Leases entered into between a resident and a property for the rental of an apartment unit are generally year-to-year, renewable upon consent of both parties on an annual basis or monthly basis for shorter term leases. Rental income is recognized on a straight-lined basis over the terms of the lease.

                            ETERNAL ENTERPRISE, INC.
              Notes to Statements of Revenues and Certain Expenses
                 For the Years Ended December 31, 2004 and 2003
            and the Nine Months Ended September 30, 2005 (unaudited)
                                   (Continued)

4. Property Operating Expenses

General property operating expenses for the year ended December 31, 2004 include $8,488 for snow removal, $275,796 for utilities, $101,176 for insurance, $70,100 for repair and maintenance costs, $7,010 for professional fees, and $35,791 for other operating costs.

General property operating expenses for the year ended December 31, 2003 include $6,390 for snow removal, $262,670 for utilities, $80,637 for insurance, $86,462 for repair and maintenance costs, $41,293 for professional fees, and $33,319 for other operating costs.

General property operating expenses for the nine months ended September 30, 2005 (unaudited) include $7,675 for snow removal, $184,160 for utilities, $71,109 for insurance, $72,118 for repair and maintenance costs, $4,584 for professional fees, and $74,426 for other operating costs.

5. Management Fees

The Properties were managed by White Knight Management, LLC, a related party. Management fees of approximately $60,736 and $59,421 for the years ended December 31, 2004 and 2003, respectively, and $46,657 for the nine months ended September 30, 2005 (unaudited) were incurred. The Properties were managed pursuant to agreements which provide for management fees of approximately 4% of revenues.

6. Interim Unaudited Financial Information

The statement of revenues and certain expenses for the nine months ended September 30, 2005 are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.